EXHIBIT 10(q)
EAB                                                    SECURED COMMERCIAL NOTE

-----------------------------------------------------------------------------

$1,000,000                                                   February 17, 1995
----------                                              ----------------------

FOR VALUE RECEIVED, the undersigned promises to pay to the order of EUROPEAN AMERICAN BANK ("EAB"), at any of its banking offices, the sum of
    One Million
___________________ Dollars, to be paid as follows:

 [ ] On_________________, the principal sum of $____________ with interest to be
       (Maturity Date; No. of Days After Date)
     payable___________________at maturity at the rate indicated below, unless
            (Monthly, and, or, Quarterly and)
     discounted.

                             60 monthly                              $16,666.47
 [X] In equal, consecutive ______________ principal installments of ___________
             1st                                March 1, 1995
     on the ______ day of the month commencing _______________ and the balance
         $16,666.47    February 1, 2000                            monthly and
     of $___________ on ________________ with interest to be payable ___________
                                               (Monthly, and, or, Quarterly and)
     at maturity at the rate indicated below.

 [ ] In____________equal, consecutive monthly installments of principal plus
         (No. of)
     interest in the amount of $________ each, on the ____day of each month commencing________, 19__ and the balance of $_______on_______, 19__ with interest to be calculated at the rate indicated below.

INTEREST SHALL BE:

                          6.85
 [X] equal to the rate of______% per annum.*

 [ ] discounted at the rate of______% per annum.

 [ ] equal to the rate of______% above EAB's Prime Rate (the rate of interest stated by EAB to be its Prime Rate) as in effect from time to time.

 [ ] equal to the following rate: _____________________________________________
     __________________________________________________________________________

* For the period commencing on the date hereof through February 16, 1997 and shall be adjusted to a fixed rate at 8.85% per annum commencing on February 17, 1997 and at all times thereafter.

Any amount of principal hereof which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest until paid in full at a rate 3% per annum in excess of the discount rate or the interest rate in effect at maturity. Interest shall be calculated on a basis of a 360 day year for the actual number of days elapsed.

The undersigned hereby grants EAB a lien on and security interest in the following property (including any and all renewals, replacements and/or substitutions thereof and any and all procceds and yields thereof) as collateral security for the payment of any and all obligations of the undersigned to EAB, under this note, whether now existing or hereafter incurred (all of such obligations, including this Note, being hereinafter called the "Obligations"):

Specific equipment, including accessions thereto, and replacements or substitutions thereof and spare parts now owned or hereafter acquired, more fully described on attached Schedule "A". See rider attached hereto and made a part thereof.

The undersigned also hereby grants EAB a security interest in, the right of setoff against and pledge and assignment of any and all monies, securities (to the extent permitted by Regulation U of the Federal Reserve Board), general intangibles and other property of the undersigned and the proceeds thereof, now or hereafter held or received by EAB from or for the undersigned in safekeeping, in transit or otherwise, and also upon any and all deposits (general or special) (all of the foregoing being hereinafter called the "Collateral"). The undersigned hereby authorized EAB to execute and file, at any time(s), on behalf of the undersigned, one or more financing statements with respect to any part or all of the Collateral, although the same may have been executed only by EAB as secured party.

Upon the occurrence with respect to the undersigned of any of the following (each, an "Event of Default"): filing by or against the undersigned of a petition commencing any proceeding under any bankruptcy, reorganization or rearrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect; making an assignment for the benefit of creditors; petitioning or applying to any tribunal for the appointment of a custodian, receiver or trustee for the undersigned or for a substantial part of its assets; entry of judgment or order of attachment, injunction or governmental tax lien or levy issued against the undersigned or against property of the undersigned; in an amount in excess of $300,000.00 consent by the undersigned to assume, suffer or allow to exist, without the prior written consent of EAB, any lien, mortgage, assignment or other encumbrance on any of its assets or personal property, listed on Schedule "A" herein; default in the punctual payment or performance of this or any other obligation to EAB or to any other lender at any time; the existence or occurrence at any time of one or more conditions or events, which, in the sole opinion of EAB, has resulted or may result in a material adverse change in the business, properties or financial condition of the undersigned, which shall increase the credit risk or impair the collateral of EAB, then this Note shall at the sole option of EAB become due and payable without notice or demand.

Upon the failure to pay any of the Obligations when the same shall become due, or upon the happening of any of the Events of Default hereinabove set forth, and at any time thereafter, EAB, without notice (except where any statute specifically requires reasonable notification of any public or private sale or other intended disposition, in which event the undersigned hereby agrees that five days notice by ordinary mail, postage prepaid, to any address of the undersigned setting forth the place and time of any public sale or of the place and time after which any private sale or other disposition may be made shall be deemed reasonable notice of such sale or other disposition), may (in addition to all other rights and remedies afforded EAB under the Uniform Commercial Code or under any security agreement at any time executed and delivered by the undersigned to EAB) forthwith realize upon the Collateral, with the right of EAB upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral, free of any right of redemption, which right or equity is hereby expressly waived and released by the undersigned. EAB may apply the net proceeds of any such sale, after deducting all costs and expenses of every kind incurred in connection therewith, to the payment in whole or in part, in such order as EAB may elect, to any one or more or all of the Obligations, whether then due or not due, making proper rebate for interest or discount not earned, and to account for the surplus, if any, to the undersigned who shall remain liable to EAB for the payment of any deficiency with interest. Any securities held by EAB hereunder may, whether or not an Event of Default has occurred, be registered and held in the name of EAB or its nominee, without disclosing that EAB is a pledgee thereof, and EAB or said nominee shall be entitled to receive and retain all distributions therefrom, and to exercise all rights with respect thereto as if it was the absolute owner thereof, but shall not be obligated to do so. Should any securities, distributions or proceeds be received by the undersigned as the registered owner of any Collateral, then same shall be deemed part of the Collateral and shall be held in trust and delivered to EAB in kind, duly endorsed in blank where appropriate.

EAB shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights and/or remedies hereunder. No change, amendment, modification, termination, waiver, or discharge, in whole or in part, of any provision of this Note shall be effective unless in writing and signed by the party against whom such change, amendment, modification, termination, waiver, or discharge is sought to be enforced. The undersigned, in any litigation with respect to, in connection with or arising out of this Note, waives the right to allege that part performance by EAB of an oral agreement satisfies the requirements of a writing contained in the preceding sentence.

In the event that EAB for any reason whatsoever shall deem it necessary to refer this Note to an attorney for the enforcement thereof, there shall be due from the undersigned, in addition to the unpaid principal, interest and late charges hereunder, reasonable attorney's fees (whether in-house or outside counsel) together with all costs and expenses of any such action.

This Note shall be governed by and construed in accordance with the laws of the State of New York. The undersigned in any litigation in which EAB and any of them shall be adverse parties, waives trial by jury and the right to interpose any defense, setoff or counterclaim of any nature or description including without limitation, waiver and estoppel. The undersigned consents to the jurisdiction of any state or federal court located in the State of New York in any action brought to enforce any rights of EAB under this Note and consents to the placing of venue in the County of Nassau or any other county permitted by law and further expressly waives any claim that any such action or proceeding has been brought in an inconvenient forum. The undersigned agrees that service of process may be effected by the mailing of a summons by first class mail, postage prepaid, and certified mail, return receipt requested to the address of the undersigned provided to EAB.

The undersigned, if more than one, shall be jointly and severally liable hereunder. This Note shall bind the respective successors, assigns, heirs and representatives of the undersigned. This Note is not assignable by the undersigned without EAB's prior written consent.
                           Name of Borrower AMERICAN TECHNICAL CERAMICS CORP.

                           ---------------------------------------------------
                           By: /s/ Kathleen M. Kelly     V.P.     2/17/95
                               -----------------------------------------------
                                            Signature and Title

                                   Kathleen M. Kelly            Vice President
                           By: ------------------------------------------------
                                            Signature and Title

                           Street Address   ONE NORDEN LANE
                                          ------------------------------------

                           City and State   HUNTINGTON STATION, NEW YORK 11746
                                          ------------------------------------
No. 00067

                       RIDER TO SECURED COMMERCIAL NOTE
                        DATED FEBRUARY 17, 1995 IN THE
                             AMOUNT OF $1,000,000

1. The undersigned covenants and agrees:

   (a) To deliver to EAB:

   (i) Annually, as soon as available, but in any event within 120 days after the last day of each of its fiscal years, a copy of the completed Form 10-K filed or to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the rules and regulations of the SEC, which shall include consolidated balance sheets of the undersigned and its subsidiaries as at such last day of the fiscal year, and consolidated statements of income and retained earnings and cash flows, for such fiscal year, each prepared in accordance with generally accepted accounting principles consistently applied, in reasonable detail, such consolidated statements to be certified without qualification by the accounting firm of KPMG Peat Marwick LLP (the "Company") or by such other firm of independent certified public accountants as may be reasonably satisfactory to EAB.

   (ii) As soon as available, but in any event within 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year, the completed Form 10-Q filed or to be filed with the SEC pursuant to the rules and regulations of the SEC, which shall include the consolidated balance sheets of the undersigned and its subsidiaries, as of the last day of such quarter, and consolidated statements of income, for such quarterly period and the portion of the fiscal year through such date, all in reasonable detail, each such statement to be prepared by the undersigned in accordance with generally accepted accounting principles consistently applied.

   (b) To maintain:

   (i) At all times a Maximum Leverage Ratio, the ratio of total unsubordinated liabilities to tangible net worth of not greater than 0.80 to 1.0.

   (ii) As at each fiscal year-end, a Debt Service Coverage Ratio, the ratio of net profits plus depreciation and amortization to the current portion of long-term debt, (the principal and interest due in respect of long-term debt for the ensuing twelve-month period), of not less than 1.2 to 1.0.

2. Prepayment: Upon not less than three (3) days prior written notice to EAB, the undersigned may prepay this Note in whole or in part of multiples of $10,000 on the date set for the regular monthly payments of interest and principal. All prepayments shall be accompanied by the interest accrued on the amount prepaid through the date of prepayment. Any prepayment made prior to ninety (90) days before the maturity of this Note shall be subject to an additional payment as liquidated damages for such prepayment and not as a penalty equal to the net present value of (A) (i) the difference between the interest set forth herein and the current yield on U.S. Treasury Notes with maturities approximately equal to the remaining time between the date of prepayment and the maturity date (expressed as a percentage), multipled by
(ii) the total amount of principal prepaid, divided by (iii) 360 multiplied by (B) the actual number of days remaining. In addition, the undersigned shall reimburse EAB for any and all additional administrative or processing costs incurred by EAB as a result of such prepayment.

                                        AMERICAN TECHNICAL CERAMICS CORP.

                                        By: /s/ Kathleen M. Kelly    2/17/95
                                            -----------------------------------
                                            Kathleen M. Kelly
                                            Vice President

                                  SCHEDULE A

   Attached to that certain Secured Commercial Note in the amount of $1,000,000 dated February 17, 1995.

DESCRIPTION OF EQUIPMENT

Draiswerke, Inc.
Mill

John Iacono
2 Oil Free Compressors

RJ Lee Group
SEM Analyzer

Ismeca
Custom Laser Marking System

Lumonics
Laser Beam

Palomar Systems and Machines
Rotary Tester

BTU International
Furnace

Palomar Systems and Machines
(2) Lasers

Hewlett Packard
3 Capacitance Meters

Veeco Instruments
Fluorescent Measuring System

Norman Levy Associates
Mask Aligner & Desiccator Boxes

V.J. Enterprises
Laser Resistor Trimming System

Keith Co.
Box Furnace
                                        AMERICAN TECHNICAL CERAMICS CORP.

                                        By: /s/ Kathleen M. Kelly   2/17/95
                                            -------------------------------
                                            Kathleen M. Kelly
                                            Vice President

                                  SCHEDULE A

   Attached to that certain Secured Commercial Note in the amount of $1,000,000 dated February 17, 1995.

DESCRIPTION OF EQUIPMENT

Vision Engineering
Microscope

Henry Radio
RF Current Test System

Palomar Systems & Machines
Palomar 2001 ATM Table/Granite Block

MH International
Vacuum System

Microfluidics Corp.
Microfluidizer with Accessories

Electrosort Automation
Die Sorter

Inter-Continental Microwave
RF Microwave Measuring Fixtures and Assemblies

                                        AMERICAN TECHNICAL CERAMICS CORP.

                                        By: /s/ Kathleen M. Kelly   2/17/95
                                            ---------------------------------
                                            Kathleen M. Kelly
                                            Vice President

EAB                                                 GENERAL SECURITY AGREEMENT
-----------------------------------------------------------------------------

                                                        Date February 17, 1995

The undersigned (herein, whether one or more in number, referred to as Debtor and which, if two or more in number, shall be jointly and severally bound) with an address as it appears with the signature below, hereby agree(s) in favor of European American Bank, a New York Banking Corporation (herein referred to as Secured Party), as follows:

1. In consideration of one or more loans, advances, or other financial accommodations at any time before, at or after date made or extended by Secured Party to Debtor, directly or indirectly, as principal, guarantor or otherwise, at the sole discretion of Secured Party relating to the collateral as herein after defined in each instance, Debtor hereby grants to Secured Party a security interest in, a continuing lien upon and a right of set-off against, and Debtor hereby assigns to Secured Party, the Collateral described in Paragraph 2, to secure the payment, performance and observance of all indebtedness, obligations, liabilities and agreements of any kind of Debtor to Secured Party, now existing or hereafter arising, direct or indirect (including participations or any interest of Secured Party in obligations of Debtor to others), acquired outright, conditionally, or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, due or not, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, in each instance relating to collateral and of all loan agreements, documents and instruments evidencing any of the foregoing obligations that may have been issued, created, assumed or guaranteed (all of the foregoing being herein referred to as the "Obligations").

2. The Collateral is described as follows and/or on Schedule A, if any, annexed hereto as part hereof and on any separate schedule at any time furnished by Debtor to Secured Party (all of which are hereby deemed part of this Security Agreement), which Collateral includes all attachments, accessions and equipment now or hereafter affixed to the Collateral or used in connection therewith, substitutions and replacements thereof, and (unless the description of the Collateral expressly excludes after-acquired Collateral) all items of the Collateral both now owned or existing and hereafter acquired, created or arising, and any and all products and proceeds thereof (including, without limitation, any claims of Debtor against third parties, for loss or damage to or destruction of any or all of the Collateral):

    Specific equipment, including accessions thereto, and replacements or substitutions thereof and spare parts now owned or hereafter acquired, more fully described on attached Schedule "A".

together with any and all monies, securities, drafts, notes, items and other property of the Debtor and the proceeds thereof, now or hereafter held or received by or in transit to, Secured Party from or for the Debtor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any and all deposits (general or special), balances, sums, proceeds, and credits of the Debtor with, and any and all claims of the Debtor against, Secured Party, at any time existing. In the event that the Collateral includes inventory, Debtor also grants to Secured Party a security interest in, and the Collateral shall include, all labels and other devices, names, or marks affixed or to be affixed to inventory for purposes of selling or of identifying the same or the seller or manufacturer thereof and all right, title and interest of Debtor therein and thereto.

3. Debtor warrants, represents and covenants that: (a) the chief and other places of business of Debtor, the books and records relating to the Collateral and the Collateral are located at the addresses set forth below and Debtor will not change any of the same without prior written notice to and consent of Secured Party; (b) the Collateral is and will be used in Debtor's business and not for personal, family, household or farming use; (c) the Collateral is now, and at all times will be, owned by Debtor free and clear of all liens, security interests, claims and encumbrances, except as set forth on Schedule B, if any, annexed hereto as part hereof; (d) Debtor will not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in or lien upon, encumber, or otherwise dispose of or abandon, nor will Debtor suffer or permit any of the same to occur with respect to, any part or all of the Collateral, without prior written consent of Secured Party, except for the sale from time to time in the ordinary course of business of Debtor of such items of Collateral as may constitute part of the business inventory of Debtor, and the inclusion of "proceeds" of the Collateral under the security interest granted herein, shall not be deemed a consent by Secured Party to any sale or other disposition of any part or all of the Collateral except as expressly permitted herein; (e) Debtor has made, and will continue to make payment or deposit or otherwise provide for the payment, when due, of all taxes, assessments or contributions required by law which have been or may be levied or assessed against the Debtor, whether with respect to any of the Collateral, to any wages or salaries paid by

Debtor, or otherwise, and will deliver to Secured Party, on demand, certificates or other evidence satisfactory to Secured Party attesting thereto; (f) Debtor will use the Collateral for lawful purposes only, with the reasonable care and caution and in conformity with all applicable laws, ordinances and regulations; (g) Debtor will keep the Collateral in good order, repair, running and marketable condition, at Debtor's own cost and expense; (h) Secured Party shall at all times have free access to and right of inspection of the Collateral and any records pertaining thereto (and the right to make extracts from and to receive from Debtor originals or true copies of such records and any papers and instruments relating to any or all of the Collateral upon request therefor) and Debtor hereby grants to Secured Party a security interest in all such records, papers and instruments to secure the payment, performance and observance of the Obligations; (i) the Collateral is now and shall remain personal property, and Debtor will not permit any of the Collateral to become a part of or affixed to real property without prior written notice to Secured Party and without first making all arrangements, and delivering, or causing to be delivered, to Secured Party all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords or mortgages, requested by and satisfactory to Secured Party to preserve and protect the primary security interest granted herein against all persons; (j) Debtor, at its own expense, will insure the Collateral in the name of and with loss or damage payable to Secured Party, as its interest may appear, against loss or damage by fire and other hazards, and extended coverage, theft, burglary, bodily injury and such other risks, with such companies and in such amounts, as is reasonably required by Secured Party at any time (all such policies providing 10 days minimum written notice of cancellation to Secured Party) and Debtor shall deliver to Secured Party the original or certified duplicate policies, or certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provisions and Debtor will promptly notify Secured Party of any loss or damage to any of the Collateral or arising from its use; (k) at its option, Secured Party may apply any insurance monies received at any time to the cost of repairs to or replacements for the Collateral and/or to payment of any of the Obligations, whether or not due, in any order Secured Party may determine, any surplus (after payment of all costs, reasonable attorney's fees and disbursements) to be remitted to Debtor who shall remain liable for any deficiency; (l) Debtor will, at its expense, perform all acts and execute all documents requested by Secured Party at any time to evidence, perfect, maintain and enforce Secured Party's primary security interest in the Collateral or otherwise in furtherance of the provisions of this Security Agreement; (m) Debtor assumes all responsibility and liability arising from the use of the Collateral; (n) upon request of Secured Party, at any time and from time to time, Debtor shall, at its sole cost and expense, execute and deliver to Secured Party one or more financing statements pursuant to the Uniform Commercial Code ("UCC") and one or more applications for certificate of title and any other papers, documents or instruments requested by Secured Party in connection with this Security Agreement, and Debtor hereby authorizes Secured Party to execute and file at any time or times, one or more financing statements with respect to all or any part of the Collateral, signed only by the Secured Party; (o) in its discretion, Secured Party may, whether or not a Default (as hereinafter defined) has occurred or any of the Obligations be due, in its name or Debtor's or otherwise, notify any account debtor or obligor of any account, contract, instrument, chattel paper or general intangible included in the Collateral to make payment to Secured Party; (p) Secured Party may, in its sole discretion and at any time, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by Secured Party with respect to, any of the Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral or the Obligations, all without notice to or consent by Debtor and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted herein; (q) Secured Party may, in its discretion, for the account and expense of Debtor, pay any amount or do any act required of Debtor hereunder or requested by Secured Party to preserve, protect, maintain or enforce the Obligations, the Collateral or the primary security interest granted herein, and which Debtor fails to do or pay, and any such payment shall be deemed an advance by Secured Party to Debtor and shall be payable on demand together with interest at the highest rate then payable on any of the Obligations; (r) Debtor will promptly pay Secured Party for any and all sums, costs, and expenses which Secured Party may pay or incur pursuant to the provisions of this Security Agreement or in defending, protecting or enforcing the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including but not limited to all court costs, collection charges, travel, and reasonable attorney's fees, all of which, together with interest at a rate equal to the highest rate then payable on any of the Obligations, shall be part of the Obligations and be payable on demand; (s) whether or not a Default has occurred, Secured Party, in its discretion, may transfer to or register in the name of Secured Party or its nominee all or any of the Collateral consisting of securities, and whether or not so transferred or registered, Secured Party shall be entitled to receive and retain all income, dividends (including stock dividends and rights to subscribe) and other distributions thereon as part of the Collateral and to exchange any or all such Collateral upon the reorganization, recapitalization, or readjustment of any entity issuing such securities, and to exercise all rights with respect thereto as if it was the absolute owner thereof, provided that until the occurrence of a Default and whether or not the Collateral is transferred to or registered in the name of Secured Party or its nominee, Debtor alone shall be entitled to exercise the right to vote such Collateral, and if the Collateral has been so transferred or registered, Secured Party shall take such action as Debtor may reasonably request to enable Debtor to exercise the right to vote such Collateral or any part thereof for any purpose which is not inconsistent with the terms of this Security Agreement or the Obligations or which would not have an adverse effect on the value of the Collateral or any part thereof; (t) any of the proceeds of the Collateral received by Debtor shall not be commingled with other property of Debtor, but shall be segregated, held by the Debtor in trust as the exclusive property of Secured Party, and Debtor will immediately deliver to Secured Party the identical checks, monies, or other proceeds of Collateral received, duly endorsed in blank where appropriate to effectuate the provisions hereof, the same to be held by Secured Party as additional Collateral hereunder or, at Secured Party's option to be applied to payment of any of the Obligations, whether or not due and in any order; and (u) at any time Secured Party may assign, transfer and deliver to any transferee of any of the Obligations, any or all of the Collateral, whereupon Secured Party shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of Secured Party hereunder with respect thereto, but Secured Party shall retain all rights and powers with respect to any Collateral not assigned, transferred or delivered.

4. The occurrence of any one or more of the following events shall constitute an event of default ("Default") by Debtor under this Security Agreement: (a) if at any time Secured Party shall, in its sole discretion, consider the Obligations insecure; (b) if Debtor or any obligor, maker, endorser, acceptor, surety or guarantor of, or any party to, any of the Obligations or the Collateral (the same, including Debtor, being collectively referred to herein as "Obligors") shall default in the punctual payment of any sum payable with respect to, or in the observance or performance of any of the terms and conditions of, any Obligations or of this Security Agreement or the Collateral or any other agreement between any Obligor and Secured Party; (c) if any warranty, representation or statement of fact made to Secured Party at any time by or on behalf of Debtor is false or misleading in any material respect when made; (d) in the event of loss, theft, substantial damage to or destruction of any of the Collateral, or the making or filing of any lien, levy, or execution on, or seizure, attachment or garnishment of, any of the Collateral; (e) if any of the Obligors being a natural person or any general partner of an Obligor which is a partnership, shall die or (being a partnership or corporation) shall be dissolved, or if any of the Obligors (if a corporation) shall fail to maintain its corporate existence in good standing; (f) or if any of the Obligors shall become insolvent (however defined or evidenced) or make an assignment for the benefit of creditors, or make or send notice of an intended bulk transfer, or if there shall be convened a meeting of the creditors or principal creditors of any of the Obligors or if a committee of creditors is appointed for any of them; (g) or if there shall be filed by or against any of the Obligors any petition for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity); (h) if the usual business of any of the Obligors shall be terminated or suspended; (i) if any proceeding, procedure or remedy supplementary to or in enforcement of judgment shall be commenced against, or with respect to any property of, any of the Obligors, or (j) if any petition or application to any court or tribunal, at law or in equity, be filed by or against any of the Obligors for the appointment of any receiver or trustee for any of the Obligors or any material part of the property of any of them.

5. Upon the occurrence of any Default and at any time thereafter, Secured Party may, without notice to or demand upon Debtor, declare any or all Obligations of Debtor immediately due and payable and Secured Party shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all rights and remedies of a secured party under the UCC, or of Secured Party under the Obligations, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently: (a) Secured Party may at any time and from time to time, with or without judicial process or the aid and assistance of others, enter upon any premises in which any of the Collateral may be located and, without resistance or interference by Debtor, take possession of the Collateral; and/or dispose of any part or all of the Collateral on any premises of Debtor; and/or require Debtor to assemble and make available to Secured Party at the expense of Debtor any part or all of the Collateral at any place and time designated by Secured Party which is reasonably convenient to both parties; and/or remove any part or all of the Collateral from any premises on which any part may be located for the purpose of effecting sale or other disposition thereof (and if any of the Collateral consists of motor vehicles, Secured Party may use Debtor's license plates); and/or sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such persons, firms or corporations as Secured Party deems best, all without demand for performance or any notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition Debtor hereby agrees that the sending of five days notice by ordinary mail, postage prepaid, to any address of Debtor set forth in this Security Agreement of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof. If any of the Collateral is sold by Secured Party upon credit for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell such Collateral. Secured Party may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations Secured Party may buy at private sale and may make payment therefor by any means. Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorney's fees (not exceeding 15% of the outstanding Obligations) and to all travel and other expenses which may be incurred by Secured Party in attempting to collect the Obligations or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Security Agreement; and then to the Obligations in such order and as to principal or interest as Secured Party may desire; and Debtor shall remain liable and will pay Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid, with any surplus to be paid to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Collateral known to Secured Party. Debtor recognizes that the Secured Party may be unable to effect a public sale of all or a part of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Debtor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. Secured Party has no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities, even if such issuer would agree, to register such securities for public sale under the Securities Act of 1993; (b) Secured Party may appropriate, set off and apply to the payment of any or all of the Obligations, any and all Collateral in or coming into the possession of Secured Party or its agents and belonging or owing to Debtor, without notice to Debtor, and in such manner as Secured Party may in its discretion determine; (c) Secured Party may exercise all voting rights with respect to all or any of the Collateral consisting of securities and may exercise all powers with respect thereto as if an absolute owner thereof, none of which shall adversely affect the security interests granted herein or the Obligations.

6. To effectuate the terms and provisions hereof, Debtor hereby designates and appoints Secured Party and its designees or agents as attorney-in-fact of Debtor, irrevocably and with power of substitution, with authority; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of payment or proceeds of the Collateral that may come into Secured Party's possession; to sign the name of Debtor on any invoices, documents, drafts against and notices to account debtors or obligors of Debtor, assignments and requests for verification of accounts to execute proofs of claim and loss; to execute any endorsements, assignments, or other instruments of conveyance or transfer to adjust and compromise any claims under insurance policies; to execute releases; and to do all other acts and things necessary and advisable in the sole discretion of Secured Party to carry out and enforce this Security Agreement. All acts of said attorney or designee are hereby ratified and approved and said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any of the Obligations shall remain unpaid.

7. Secured Party shall have the duty to exercise reasonable care in the custody and preservation of any securities in its possession included in the Collateral, which duty shall be fully satisfied if Secured Party maintains safe custody of any such securities, and, with respect to any maturities, calls, conversions, exchanges, redemption, offers, tenders or similar matters relating to any of such securities (herein called "events"), if in the exercise of its sole discretion (a) Secured Party endeavors to take such action with respect to any of the events as Debtor may reasonably and specifically request in writing in sufficient time for such action to be evaluated and taken or (b) Secured Party determines that the action requested might adversely affect the value of the securities as collateral, the collection of the Obligations secured, or otherwise prejudice the interests of Secured Party, Secured Party gives reasonable notice to Debtor that any such requested action will not be taken and if Secured Party makes such determination or if Debtor fails to make such timely request, Secured Party takes such other action as it deems advisable in the circumstances. Secured Party shall have no further obligation to ascertain the occurrence of, or to notify Debtor with respect to, any events and shall not be deemed to assume any such obligation as a result of the establishment by Secured Party of any internal procedures with respect to any securities in its possession, nor shall Secured Party be deemed to assume any responsibility for, or obligation or duty with respect to, any part or all of the Collateral, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or Debtor's rights in the Collateral or against any prior parties thereto, but the same shall be at Debtor's sole risk at all times. If the Collateral hereunder includes "stock" as defined in Regulation U of the Federal Reserve Board, it is hereby agreed such "stock" shall not secure Obligations which are "purpose credits", as that term is used in Regulation U, and (i) are secured solely by collateral other than "stock" or (ii) are unsecured. Secured Party's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations. Not act, failure or delay by Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Secured Party of any Default or right or remedy which it may have shall operate as a waiver of any other Default, right or remedy or of the same Default, right or remedy on a future occasion. Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Obligations or the Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein). Debtor agrees to pay, on demand, all out-of-pocket expenses incurred by Secured Party in connection with the negotiation, execution, perfection, consummation and enforcement of this Security Agreement, the Obligations, and the transactions contemplated hereunder and thereunder, including but not limited to the fees and expenses of counsel to Secured Party. In the event of any litigation, with respect to any matter connected with this Security Agreement, the Obligations or the Collateral, Debtor and Secured Party waive all rights to a trial by jury. Debtor also waives all defenses, including any defense based on any Statute of Limitations or any claims of laches, rights of setoff and the right to interpose counterclaims of any nature. Debtor hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any Federal Court located in such State in connection with any action or proceeding arising out of or relating to the Obligations, this Security Agreement or the Collateral, or any document or instrument delivered with respect to any of the Obligations. Debtor hereby waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that the service thereof may be made by certified or registered mail directed to Debtor at any place of business set forth below, or at such other address as Debtor may designate by written notification by certified or registered mail directed to and received by Secured Party at its office set forth in the financing statements filed hereunder (or if no such financing statements have been filed, at the office of Secured Party at which is located the officer in direct supervision of the within security interest). The Debtor so served shall appear or answer to such summons, complaint or other process within thirty days after the mailing thereof. Should the Debtor so served fail to appear or answer within said thirty-day period, such Debtor shall be deemed in default and judgment may be entered by Secured Party against such Debtor for the amount or such other relief as may be demanded in any summons, complaint or other process so served. In the alternative, in its discretion Secured Party may effect service upon Debtor in any other form or manner permitted by law. All terms used herein shall have the meanings as defined in the UCC, unless the context otherwise requires. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Security Agreement and to such provision, and executed by the party to be charged. The execution and delivery of this Security Agreement has been authorized by the Board(s) of Directors of Debtor and by any necessary vote or consent of stockholders of Debtor (if a corporation). This Security Agreement and all Obligations shall be binding upon the heirs, executors, administrators, successors, or assigns of Debtor, and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, its successors, endorsees and assigns. This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of New York. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. Secured Party is authorized to annex hereto any schedules referred to herein. Debtor acknowledges receipt of a copy of this Security Agreement. See Modification attached hereto and made a part thereof.

IN WITNESS WHEREOF, the undersigned has executed or caused this Security Agreement to be executed in the State of New York, the date first above set forth.

Witness: Robert I. Erch
(CORPORATE SEAL)
                                       AMERICAN TECHNICAL CERAMICS CORP.
                                ----------------------------------------------
                                                    (Debtor)

                                 By /s/ Kathleen M. Kelly       2/17/95
                                        Kathleen M. Kelly    Vice President
                                        --------------------------------------

                                 Trade Name (if any).

                                                      N/A
                                ----------------------------------------------


 Chief Place of Business:
                                  ALL LOCATION(S) OF COLLATERAL: (ALSO SET FORTH THE
One Norden Lane                   SECTION, BLOCK AND LOT IN THE CITY OF NEW YORK, COUNTY
Huntington Station, NY 11746      OF NASSAU OR COUNTY OF ONONDAGA WHERE THERE IS LOCATED
OTHER PLACES OF BUSINESS:         ANY OF THE COLLATERAL WHICH IS OR MAY BE AFFIXED TO
                                  REALTY.)
                                  One Norden Lane, Huntington Station, NY 11746
NONE                              15 Stepar Place, Huntington Station, NY 11746
                                  10 Stepar Place, Huntington Station, NY 11746
LOCATION OF BOOKS AND RECORDS     17 Stepar Place, Huntington Station, NY 11746
RELATING TO THE COLLATERAL:
                                  NAME OF RECORD OWNER OF REAL ESTATE WHERE ANY OF
One Norden Lane                   THE COLLATERAL IS OR MAY BE AFFIXED TO REALTY:
Huntington Station, NY 11746      N/A

                 MODIFICATIONS TO GENERAL SECURITY AGREEMENT
                           DATED FEBRUARY 17, 1995

1. with reasonable wear and tear expected

2. during normal business hours upon reasonable advance notice

3. involving in excess of $300,000.00

4. relating to collateral

                                        AMERICAN TECHNICAL CERAMICS CORP.

                                        By: /s/ Kathleen M. Kelly
                                            -----------------------------
                                            Kathleen M. Kelly
                                            Vice President